UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 24, 2018

Date of Report (date of earliest event reported)

AirXpanders, Inc.

(Exact name of Registrant as specified in charter)

Delaware	000-55781	20-2555438
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

3047 Orchard Parkway, San Jose, CA, 95134

(Address of principal executive offices)

Registrant's telephone number, including area code: (650) 390-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders

On October 24, 2018 (at 3:00 p.m. Pacific Daylight time), AirXpanders, Inc. (the "Company") held a Special Meeting of Stockholders ("Special Meeting"). A total of 185,850,890 shares of the Company’s Class A common stock were entitled to vote as of October 3, 2018, the record date for the Special Meeting. There were 132,579,764 shares present in person or by proxy at the Special Meeting, at which the stockholders were asked to vote on six proposals. The proposals are described in detail in the Company’s Proxy Statement for the Special Meeting. The final results of voting for each matter submitted to a vote of the stockholders at the Special Meeting were as follows:

1.Approval of Private Placement of Shares to Mr. Barry Cheskin, the Chairman of the Board. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
102,456,776	29,730,890	392,098	53,271,126

2. Approval of grant of Options to Mr. Frank Grillo, President & CEO and a Director of the Company, contingent upon the Approval of Increase in Authorized Capital (Item 6). The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
126,514,388	5,820,945	244,431	53,271,126

3.Ratification and approval of prior issue of Shares under Private Placement. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
131,959,819	227,698	392,247	53,271,126

4.Ratification and approval of prior issue of Warrants to Oxford Finance LLC. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
131,945,535	389,365	244,864	53,271,126

5.Approval of Stock Option Exchange Program. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
131,558,961	777,274	243,529	53,271,126

6.Approval of a proposal to amend the Company's Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of Class A Common Stock from 200,000,000 shares to 600,000,000 shares (the "Approval of Increase in Authorized Capital"). The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
130,930,533	1,407,123	242,108	53,271,126

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2018	AIRXPANDERS, INC.

/S/ Scott Murcray
Scott Murcray Chief Financial Officer and Chief Operating Office
Duly Authorized Officer